Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John P. Sharp, Interim Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) of Cadrenal Therapeutics, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2026 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

Date: August 13, 2026	By:	/s/ John P. Sharp
		Name:	John P. Sharp
		Title:	Interim Chief Financial Officer
(Principal Financial and Accounting Officer)